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                                                                   Exhibit 23(c)


[LETTERHEAD OF KPMG PEAT MARWICK LLP]




                        INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Family Bargain Corporation:


We consent to the use of our reports incorporated herein by reference.



                                         /s/ KPMG Peat Marwick
                                         ---------------------
                                         KPMG PEAT MARWICK


San Diego, California
October 13, 1998